UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2020 (November 30, 2020)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

ITEM 7.01 REGULATION FD DISCLOSURE.

As previously disclosed, on May 22, 2020, Hertz Global Holdings, Inc. (the “Company”), The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.

THC is a guarantor of two series of unsecured notes of Hertz Holdings Netherlands B.V. (“HHN”), an indirect wholly-owned subsidiary of THC organized under the laws of the Netherlands, comprising €225,000,000 aggregate principal amount outstanding of 4.125% Senior Notes due 2021 (“2021 Notes”) and €500,000,000 aggregate principal amount outstanding of 5.500% Senior Notes due 2023 (“2023 Notes”, and collectively with the 2021 Notes, the “HHN Notes”).

THC and HHN, together with certain other Debtors, certain European subsidiaries of HHN and Hertz International Limited (“HIL”), have entered into a lock-up agreement relating to an agreement-in-principle with the largest HHN bondholders for a long-term restructuring and recapitalization of the Company’s European operations (the “Lock-Up Agreement”). Bondholders holding 54% of the 2021 Notes and 56% of the 2023 Notes have signed the Lock-Up Agreement in support of the transaction.

The transaction consists of the following key steps: (a) HIL, the holding company of HHN, will issue €250,000,000 of senior secured notes (the “HIL Notes”) in order to raise new money financing, with such HIL Notes to be issued to certain creditors who elect to participate in such funding and the proceeds of which will be on lent to HHN for use in the Hertz Europe business; (b)  Hertz UK Receivables Ltd. (the “Scheme Company”) will seek to implement a scheme of arrangement (the “Scheme”) under English law to effect certain amendments to the terms of the HHN Notes by way of an exchange of the existing HHN Notes for two series of new notes issued by HHN; (c) the Scheme transaction will also facilitate a sale of the guarantee claims held by the HHN Note holders against the US entities who guarantee the HHN Notes resulting in cash payments to partially redeem the HHN Notes and an overall reduction of the amount of claims continuing pursuant to the two new series of notes of HHN; and (d) the relevant subsidiaries and affiliates of HHN will seek to agree to amendment agreements pursuant to (i) certain asset backed securities issued by International Fleet Financing No.2 B.V. and (ii) a vehicle finance facility between Hertz (UK) Limited, Hertz Vehicle Financing UK Limited and Lombard North Central Plc. (the “Facilities”) under which the Facilities provided thereunder will be amended and extended; provided that at this time, the terms of any such amendment and extension are not yet agreed.

To facilitate discussions with certain holders of the HHN Notes prior to entry into the Lock-Up Agreement, HHN entered into confidentiality agreements (the “Confidentiality Agreements”) with certain of such noteholders, requiring HHN to publicly disclose certain information provided to those noteholders (the “Cleansing Material”) upon the occurrence of certain events set forth in the Confidentiality Agreements. The Company is furnishing the Cleansing Material as Exhibit 99.1 hereto. The disclosure herein is being made pursuant to the Confidentiality Agreements.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to management’s views with respect to future events and the Company’s and HHN’s anticipated financial and operational performance, operational and financial targets, liquidity, capital resources and capital expenditure, planned investments, expectations as to future growth in demand, general economic trends, the impact of regulations and the competitive environment. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

99.1	Cleansing materials
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. DAVID GALAINENA
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  November 30, 2020